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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                         Southern Michigan Bancorp, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



             Michigan                   2-78178               38-2407501
             --------                   -------               ----------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
        of  incorporation)                                 Identification No.)


                 51 West Pearl Street, Coldwater, Michigan 49036
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 279-5500

          (Former name or former address, if changed since last report)



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ITEM 9.  REGULATION F-D DISCLOSURE


         On August 14, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Southern Michigan Bancorp, Inc. submitted to the Securities and Exchange Commission the certification by its chief executive officer and its chief financial officer of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SOUTHERN MICHIGAN BANCORP, INC.



Date:    August 14, 2002                 By:  /s/ John H. Castle
                                              __________________________________
                                              Name:  John H. Castle
                                              Its:   Chief Executive Officer


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